                                                                    Exhibit 10.7
                                                                    ------------

                           Howell Resource Partners
                                 Alfred Kniberg
                                Richard  Sheldon
                                 Paul  McDonald
        Janney Montgomery Scott, Inc. Custodian f/b/o Paul H. McDonald
                                Graeme Caulfield
                                C. David Goldman
                                 Louis Musante
                                  Joyce Baran
                                 John Peterson


                                                              September 15, 1997


Aristotle Sub, Inc.              The Aristotle Corporation         The Strouse, Adler Company
78 Olive Street                  78 Olive Street                   78 Olive Street
New Haven, CT 06511              New Haven, CT 06511               New Haven, CT 06511

     Re:  Amendment Agreement
          -------------------

Gentlemen:

     Reference is made to (a) the Pledge and Escrow Agreement dated as of April 11, 1994 (the "Original Pledge Agreement") by and among David Howell and Alfred Kniberg (together, the "Pledgees") in their capacity as collateral agent for Howell Resource Partners, Alfred Kniberg, Joyce Baran, Paul McDonald, Richard Sheldon, C. David Goldman, Trustee, Louis Musante, John Peterson, Janney Montgomery Scott, Inc., custodian f/b/o Paul McDonald and Graeme Caulfield (the Shareholders") and Aristotle Sub, Inc. ("Newco"), as amended by a letter dated June 27, 1995 from the Pledgees to Newco and The Aristotle Corporation ("Aristotle"), and as further amended by a letter dated October 27, 1995 from the Waiver Group (as defined in the Original Pledge Agreement) to Newco and Aristotle (the Original Pledge Agreement, together with such letter amendments, being hereinafter referred to as the "Pledge Agreement"); (b) the Security Agreement dated as of April 11, 1994 among The Strouse Adler Company ("Strouse"), and David Howell and Alfred Kniberg in their capacity as collateral agent for the Shareholders (the "Security Agreement"); (c) the several Stock Purchase Warrants Series A (the "Preferred Warrants") issued to each of the Shareholders; (d) the several Stock Purchase Warrants Series B (the "Common Warrants") issued to each of the Shareholders; (e) the several Term Promissory Notes made by each of the Shareholders in favor of Aristotle (each, a "Note" and collectively, the "Notes"); (f) the Registration Rights Agreement dated as of April 11, 1994 among Aristotle and the Shareholders (the "Registration Rights Agreement"); (g) the Pension Escrow Agreement dated as of April 11, 1994 among Strouse and David Howell and Alfred Kniberg in their capacity as collateral agent for the Shareholders, and the escrow agent named therein (the Escrow Agreement"); and (h) the Capital Contribution Agreement dated as of November 19, 1993 among Aristotle, Newco, Strouse and the Shareholders (the "Capital

Contribution Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Pledge Agreement, the Security Agreement, the Preferred Warrants, the Common Warrants, the Notes, the Registration Rights Agreement, the Escrow Agreement and the Capital Contribution Agreement, as applicable.

     The undersigned do hereby agree as follows:

     1. The Pledge Agreement is hereby amended by adding the following sentence at the end of Section 7 thereof:

         Notwithstanding the foregoing sentence, the Pledgor shall have the right to sell, assign, transfer or otherwise dispose of any of, grant an option with respect to, or pledge or otherwise encumber or restrict any of the Stock or any interest therein if its pays or deposits in the Account the amount required to satisfy all of its obligations under the Put Right and mandatory redemption obligations under its Certificate of Incorporation then in effect with respect to the then outstanding shares of its Series A, B and C Preferred Stock, in which event the Pledgees shall return the Stock to the Pledgeor together with stock powers executed in blank required for the transfer of the Stock to the Pledgor.

     2.  The Pledge Agreement is hereby amended by deleting the last sentence of
Section 10 thereof and substituting the following in its place:

         The funds in the Account shall be available to the Pledgor to be used solely to make payments pursuant to Put Rights then being exercised as follows: (a) on or after January 1, 1998, $400,000 of the funds in the Account shall be returned to the Pledgor, (b) on or after January 1, 1999, up to an additional $200,000 of the funds in the Account shall be returned to the Pledgor, (c) on or after January 1, 2000, up to an additional $100,000 of the funds in the Account shall be returned to the Pledgor, and
     (d) on April 11, 2001, any remaining funds in the Account shall be returned to the Pledgor; in each case, unless an Indemnity Notice or Dispute Notice is then outstanding with respect to said funds, in which event the funds in the Account shall be distributed in accordance with Mutual Instructions or an Award.

     3. The Security Agreement is hereby amended by adding the following sentence at the end of Section 3(b) thereof:

         Notwithstanding the foregoing sentence, the Debtor shall have the right to sell or otherwise dispose of any of the Collateral or any interest therein if, in lieu of pledging substitute collateral, Aristotle or Newco pays or deposits in the Account (as defined in the Pledge and Escrow Agreement dated April 11, 1994 between the Collateral Agent and Sub, as amended)the amount required to satisfy all of Newco's obligations under the Put Right and mandatory redemption obligations under Newco's Certificate of Incorporation then in effect with respect to the then outstanding shares of its Series A, B and C Preferred Stock, in which event this Agreement and the security interest in the Collateral created hereby shall terminate, and the Secured Parties shall promptly execute and deliver to the Debtor such UCC-3 termination statements, certificates and other documents or instruments as may be necessary to enable the Debtor to terminate the security interest in the Collateral granted hereby.

     4. Each Shareholder agrees that the number of Stock Units which may be purchased on exercise of such Shareholder's Preferred Warrants as set forth of the first page of such Shareholder's Preferred Warrants certificate and in the definition of "Warrants" in Section 1 thereof shall be amended such that the number of Stock Units which such Shareholder shall be entitled to purchase shall be the number set forth opposite such Shareholder's name below:


                                                          Number of
     Holder                                              Stock Units
     ------                                              -----------
     Howell Resource Partners                                50,000

     Albert  Kniberg                                         13,617

     Richard  Sheldon                                             0

     Paul  McDonald                                           5,702

     J.M. Scott, Inc. Custodian f/b/o                             0
     Paul H. McDonald

     Graeme Caulfield                                         4,616

     C. David Goldman                                         2,420

     Louis Musante                                            2,420

     Joyce Baran                                              1,724

     John Peterson                                                0

The Amendment in this Paragraph 4 shall be null and void if Newco does not make the payments on January 1, 1998 to redeem certain shares of Series A, B and C Series Preferred Stock of Newco held by the Shareholders.

     5. Each Shareholder agrees that such Shareholder's certificate for Preferred Warrants is hereby amended by deleting the definition of "Preferred Stock Exercise Rate" in Section 1 thereof and substituting the following in its place:

         "Preferred Stock Exercise Rate" shall mean the number of shares of Common Stock of the Company into which each share of Newco Series A, B and C Preferred Stock may be exchanged; the initial Preferred Stock Exercise Rate shall be 1.6666667, and such initial Preferred Stock Exercise Rate shall be subject to the adjustments described herein.

     6. Each Shareholder agrees that such Shareholder's certificate for Preferred Warrants is hereby amended by deleting the last sentence of Section 2(a) thereof and substituting the following in its place:

     As used herein, "Exercise Consideration" initially means one share of Series A, B or C Preferred Stock of Newco (excluding the Redemption Shares, as defined in the Restated Certificate of Incorporation of Newco) for each
     1.6666667 Stock Units (the "initial Preferred Stock Exercise Rate") and thereafter means the Preferred Stock Exercise Rate.

     7. Each Shareholder agrees that such Shareholder's certificate for Preferred Warrants is hereby amended by deleting the definition of "Exercise Right Commencement Date" in Section 1 thereof and substituting the following in its place:

         "Exercise Right Commencement Date" shall mean (i) the earlier of the occurrence of an Acceleration Event or (ii) January 1, 1999 with respect to exercises as to which Series A or B Preferred Stock is the exercise consideration and January 1, 2000 with respect to exercises as to which Series C Preferred Stock is the exercise consideration.

     8.        [INTENTIONALLY OMITTED.]



     9. Each Shareholder listed below surrenders for cancellation the number of shares of Series A and/or B Preferred Stock to Newco set forth opposite such Shareholders name below in exchange for a reduction in the principle amount of such Shareholder's Note in the amount set forth opposite such Shareholder's name below.



                      Series A           Series B
                      Preferred Stock    Preferred Stock    Principle        New Principle
Shareholder           Surrendered        Surrendered        Reduction        Balance of Note
------------------    -----------        -----------        ---------        ---------------
Albert Kniberg        0                  5,706              $57,060          $92,119
Paul McDonald         1,957              1,574              $35,310          $57,020
Joyce Baran           O                  763                $ 7,630          $12,338

In addition, each such Shareholder agrees that such Shareholder's Note is hereby amended such that one-half of the principal amount (as reduced pursuant to the preceding sentence) of such Note shall be due and payable on January 1, 1999 and one-half of the principal amount (as reduced pursuant to the preceding sentence) of such Note shall be due and payable on January 1, 2000.

     10. The Registration Rights Agreement is hereby amended by deleting the date "April 11, 1996" as it appears in the second line of Section 1.2(a) thereof and substituting the date "January 1, 1999" in its place.

     11.  The Escrow Agreement is hereby amended by deleting subpart (iv) of
Section 7 thereof and substituting the following in its place:

          (iv)  September 15, 1997.

     12. Each Shareholder agrees to surrender such Shareholder's certificate for Preferred Warrants to Aristotle in exchange for a new certificate for Preferred Warrants incorporating the amendments set forth in Paragraphs 4 through 7 of this letter agreement within ten calendar days of the execution hereof; provided, however, that such amendments shall be effective
        -----------------
notwithstanding the failure of any Shareholder to surrender such Shareholder's certificate for Preferred Warrants to Aristotle or the failure of Aristotle to issue a new certificate for Preferred Warrants in exchange therefore.

     13. Each Shareholder agrees to surrender such Shareholder's certificate for Common Warrants to Aristotle in exchange for a new certificate for Common Warrants incorporating the amendment set forth in Paragraph 8 of this letter agreement within ten calendar days of the execution hereof; provided, however,
                                                            -----------------
that such amendment shall be effective notwithstanding the failure of any Shareholder to surrender such Shareholder's certificate for Common Warrants to Aristotle or the failure of Aristotle to issue a new certificate for Common Warrants in exchange therefore.

     14. Each Shareholder agrees to surrender such Shareholder's certificates for Newco Series A, B and C Preferred Stock to Newco so that Newco can reissue certificates for such shares with appropriate legends reflecting the amendments to Newco's Restated Certificate of Incorporation approved by Newco's stockholders pursuant to an Action by Stockholders Without a Meeting dated September 15, 1997 (the "Restated Certificate of Incorporation") by identifying the Put Right Commencement Date assigned to each share and designating certain shares of Series A, B, and C Preferred Stock as the Redemption Shares (as defined in Newco's Restated Certificate of Incorporation), within ten calendar days of the execution hereof; provided, however, that such amendments to Newco's
                              -----------------
Restated Certificate of Incorporation shall be effective and binding upon the Shareholders and Newco notwithstanding the failure of any Shareholder to surrender such Shareholder's certificates for Series A, B and C Preferred Stock to Newco or the failure of Newco to issue new certificates in exchange therefore.

     15. Each Shareholder agrees to execute and deliver to Aristotle a new Note in exchange for the cancellation of such Shareholder's original Note, such new Note to incorporate the amendments set forth in Paragraph 9 of this letter agreement, within ten calendar days of the execution hereof; provided, however,
                                                             -----------------
that such amendments shall be effective notwithstanding the failure of any Shareholder to execute and deliver to Aristotle a new Note in exchange for the cancellation of such Shareholder's original Note.

     16. Each Shareholder agrees that Aristotle and Newco shall have the right to restructure such corporations such that the Shareholder's equity interest in Newco shall become an equity interest in Aristotle and hereby consents to such restructuring; provided that such restructuring qualifies as a tax free reorganization under federal income tax rules in which the Shareholders will not recognize any gain on the disposition at their equity interest in Newco and that following any such restructuring such Shareholders shall be in the same position as shareholders of Aristotle with respect to dividends, liquidation preference and put rights and such other powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations, restrictions and other distinguishing characteristics as they were in as holders of the Series A, B and C Preferred Stock of Newco. The Shareholders covenant and agree to execute and deliver such additional agreements and instruments and take all such further action as shall be necessary or expedient to give effect to the foregoing.

     17. For purposes of Section 4.9 of the Capital Contribution Agreement, the execution of this letter agreement by the undersigned members of the Waiver Group shall be deemed to be the consent of or waiver from the Waiver Group with respect to the amendments effected in the Restated Certificate of Incorporation and the other covenants and agreements of the Shareholders set forth above.

     18. Aristotle will use its reasonable best efforts to file as expeditiously as possible with the Securities and Exchange Commission a Form S-3 registration statement covering all shares of Aristotle Common Stock which may be received by the Shareholders on exercise of Common Warrants or Preferred Warrants.

     Except as expressly provided herein, none of the other provisions of the Pledge Agreement, the Security Agreement, the Preferred Warrants, the Common Warrants, the Notes, the Registration Rights Agreement, the Escrow Agreement or the Capital Contribution Agreement are amended or waived, and the Pledge Agreement, the Security Agreement, the Preferred Warrants, the Common Warrants, the Notes, the Registration Rights Agreement, the Escrow Agreement and the Capital Contribution Agreement are and remain in full force and effect.

     Please indicate your agreement to the foregoing by executing this letter agreement in the space provided below. This letter may be executed in one or more counterparts and the facsimile of the signature of any party shall constitute an original signature of such party. The failure by any one or more of the Shareholders to execute this letter will not affect the validity or enforceability of this letter against the other Shareholders who execute this letter.

                                    Very truly yours,

                                    Howell Resource Partners

                                     /s/ David Howell
                                    -----------------------------
                                    By: David Howell
                                    Its: General Partner

                                    /s/ Alfred Kniberg
                                    -----------------------------
                                    Alfred Kniberg, individually and as
                                    collateral agent under the Pledge Agreement
                                    and Security Agreement

                                    /s/ Richard Sheldon
                                    -----------------------------
                                    Richard Sheldon

                                    /s/ Paul McDonald
                                    -----------------------------
                                    Paul McDonald

                                    Janney Montgomery Scott, Inc. Custodian
                                    f/b/o Paul McDonald

                                    /s/ Richard T. Avallon
                                    -----------------------------
                                    By: Richard T. Avallon
                                    Its:

                                    /s/ Graeme Caulfield
                                    -----------------------------
                                    Graeme Caulfield

                                    /s/ C. David Goldman
                                    -----------------------------
                                    C. David Goldman

                                    /s/ Louis Musante
                                    -----------------------------
                                    Louis Musante

                                    /s/ Joyce Baran
                                    -----------------------------
                                    Joyce Baran

                                    /s/ John Peterson
                                    -----------------------------
                                    John Peterson

                                    /s/ David Howell
                                    -----------------------------
                                    David Howell, as collateral agent under the
                                    Pledge Agreement, the Security Agreement and
                                    the Escrow Agreement


Acknowledged and Agreed to:

ARISTOTLE SUB, INC.



By: /s/ John J. Crawford
   -----------------------
     John J. Crawford
     President

THE STROUSE, ADLER COMPANY



By: /s/ Paul McDonald
   -----------------------


THE ARISTOTLE CORPORATION



By: /s/ John J. Crawford
   -----------------------
     John J. Crawford
     President